EXHIBIT 99.1

IonQ Appoints Inder M. Singh as Chief Financial Officer and Chief Operating Officer

Singh’s Over 30 Years of Financial, Strategic and Leadership Experience and Deep Knowledge of IonQ to Support the Company’s Path to 2 Million Physical and 80,000 Logical Qubits by 2030

COLLEGE PARK, MD – September 4, 2025 – IonQ (NYSE: IONQ), the leader in the quantum computing and networking industries, today announced the appointment of Inder M. Singh as Chief Financial Officer and Chief Operating Officer, effective immediately. Singh succeeds Thomas Kramer, who will remain at IonQ in an advisory capacity for up to 60 days to ensure a smooth transition of responsibilities. In connection with his appointment as CFO and COO, Singh has stepped down from IonQ’s Board of Directors.

Singh, age 66, is a financial expert with significant strategic and executive experience across a variety of technology and financial organizations. Singh most recently served as CFO of Arm, a British semiconductor and software design company, from April 2019 until December 2022, where he oversaw the majority of its IPO – the largest of 2023. Singh previously held several leadership roles at Unisys, a global technology solutions company, culminating with his position as CFO. At Unisys, Singh was a key driver of the company’s success in the digital era, developing an innovative financial model that provided secure, software-driven services. Before that, Singh led financial strategy for Cisco, one of the world’s largest networking companies, as its Vice President of Corporate Financial Strategy and M&A. He spent several years on Wall Street as a top-ranked equities analyst. Singh is currently a member of the Board of Directors of John Wiley & Sons, a research publishing company, where he has served since December 2021, and formerly was on the Board of Directors of Affinity Federal Credit Union, a financial services firm. He also participates as a project advisor for the U.S. Department of Homeland Security and other agencies on national security and critical infrastructure issues.

Niccolo de Masi, Chairman and CEO of IonQ, commented, “Inder’s expertise has been instrumental in our efforts to strengthen IonQ’s financial foundation and scale our commercial reach. He has been an outstanding strategic partner to me as Audit Chair and Lead Independent Director, and I am confident he is the right person to drive our priorities forward as CFO and COO. Inder brings a deep knowledge of IonQ’s operations and technology, significant financial acumen, and more than three decades of experience guiding companies through periods of rapid and transformative growth. His contributions as an executive will be immediately additive as we continue to execute on IonQ’s path to build the world’s most powerful quantum computers and quantum networks.”

de Masi continued, “Additionally, I want to thank Thomas for helping bring IonQ to this moment and wish him all the best. We are now ready to embark on IonQ’s next phase of accelerated growth in both quantum computing and quantum networking, supported by our incredibly strong balance sheet and the ability to deploy new capital for strategic projects.”

Singh commented, “I am honored to take on this new role at IonQ as we advance our ambitious technology roadmap to provide real-world applications for quantum computing. When I joined IonQ’s Board in 2021, I shared my view that IonQ would deliver on quantum’s promise. I am even more confident in IonQ’s quantum computing and quantum networking trajectory today and believe we are positioned to deliver the most logical qubits and the lowest manufacturing cost for commercial systems at scale. I am excited to work with Niccolo and IonQ’s innovative team to realize these goals, create meaningful value for stakeholders and extend our industry leadership.”

IonQ is continuing to evolve its leadership team, consistent with its mission to deliver the world’s most powerful quantum computers and quantum networks, scaling to 2 million physical and 80,000 logical qubits by 2030.

About IonQ

IonQ, Inc. (NYSE: IONQ) is the leading commercial quantum computing and quantum networking company, delivering high-performance systems aimed at solving the world’s most complex problems. IonQ’s current generation quantum computers, IonQ Forte and IonQ Forte Enterprise, are the latest in a line of cutting-edge systems that have been helping customers and partners such as Amazon Web Services, AstraZeneca, and NVIDIA achieve 20x performance results.

The company is accelerating its technology roadmap and intends to deliver the world’s most powerful quantum computers with 2 million qubits by 2030 to accelerate innovation in drug discovery, materials science, financial modeling, logistics, cybersecurity, and defense. IonQ’s advancements in quantum networking also positions the company as a leader in building the quantum internet.

The company’s innovative technology and rapid growth were recognized in Newsweek’s 2025 Excellence Index 1000, Forbes’ 2025 Most Successful Mid-Cap Companies list, and Built In’s 2025 100 Best Midsize Places to Work in Washington, D.C. and Seattle, respectively. Available through all major cloud providers, IonQ is making quantum computing more accessible and impactful than ever before. Learn more at IonQ.com.

IonQ Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including but not limited to the terms “accelerating,” “advancements,” “building,” “continues,” “deepening,” “delivering,” “driving,” “expanding,” “growth,” “intends,” “intent,” “ongoing,” “optimizing,” and other similar expressions, are intended to identify forward-looking statements. These statements include those related to the IonQ’s quantum computing capabilities and plans; IonQ’s technology driving commercial quantum advantage in the future; the necessity, effectiveness, and future impacts of IonQ’s offerings available today; and the scalability, fidelity, efficiency, viability, accessibility, effectiveness, importance, reliability, performance, speed, impact, practicality, feasibility, and commercial-readiness of IonQ’s offerings. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: IonQ’s ability to implement its technical roadmap; changes in the competitive industries in which IonQ operates, including development of competing technologies; IonQ’s inability to attract and retain key personnel; or IonQ’s ability to deliver, and customers’ ability to generate, value from IonQ’s offerings. You should carefully consider the foregoing factors and the other risks and uncertainties disclosed in the Company’s filings, including but not limited to those described in the “Risk Factors” section of IonQ's filings with the U.S. Securities and Exchange Commission, including but not limited to the Company's most recent Annual Report on Form 10-K and reports on Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and IonQ assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. IonQ does not give any assurance that it will achieve its expectations.

Contacts

IonQ Media contact:
press@ionq.com

IonQ Investor Contact:
investors@ionq.com